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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       November 23, 1999
                                                   -----------------------------

                                DoubleClick Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                    000-23709                13-3870996
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(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)

450 W. 33rd Street, New York, NY                                  10001
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code        (212) 683-0001
                                                      --------------------------
                      41 Madison Avenue, New York, NY 10010
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          (Former name or former address, if changed since last report)







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        This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on December 8, 1999.

Item 2. Acquisition or Disposition of Assets

        On November 23, 1999, DoubleClick Inc. (the "Company") completed the acquisition of Abacus Direct Corporation ("Abacus") pursuant to the terms of the previously reported Agreement and Plan of Merger and Reorganization, dated as of June 13, 1999 (the "Agreement"), among the Company, Abacus and Atlanta Merger Corp., a wholly owned subsidiary of the Company ("Merger Sub"). Merger Sub merged with and into Abacus, with Abacus surviving the merger as a wholly owned subsidiary of the Company (the "Merger").

        In the Merger, each share of Abacus common stock was converted into the right to receive 1.05 shares of Company common stock. The Company also assumed outstanding options to acquire Abacus common stock and converted these into options to acquire Company common stock at the same exchange ratio used in the Merger for the outstanding Abacus common stock. The terms of the Merger were determined through arms-length negotiations between the Company and Abacus. The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is intended to be accounted for as a pooling of interests. Following the Merger, the Company caused Abacus to merge with and into the Company.

        A copy of the Company's press release announcing the effectiveness of the Merger is incorporated herein by reference and included as Exhibit 99.1 hereto.

Item 5. Other Events

        On December 1, 1999, the Company announced it had completed the acquisition of Opt-In Email.com of Boulder, Colorado. A Copy of the press releases issued by the Company on December 1, 1999 announcing the completion of this transaction is incorporated herein by reference and included as Exhibit
99.6 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a) Financial Information

              The following appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated into this document by reference:

                  (i) Independent Auditors Report;

                  (ii) Abacus Direct Corporation Consolidated Balance Sheets as of December 31, 1997 and 1998;

                  (iii) Abacus Direct Corporation Consolidated Statements of Operations for the three years ended December 31, 1998;

                  (iv) Abacus Direct Corporation Consolidated Statements of Stockholders' Equity for the three years ended
                  December 31, 1998;

                  (v) Abacus Direct Corporation Consolidated Statements of Cash Flows for the three years ended December 31, 1998; and

                  (vi) Notes to Consolidated Financial Statements.

              The following appear as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated into this document by reference:

                 (i) Abacus Direct Corporation Unaudited Consolidated Statements of Operations for the nine and three months ended
                 September 30, 1999 and 1998;

                 (ii) Abacus Direct Corporation Unaudited Consolidated Balance Sheets as of September 30, 1999 and 1998;

                 (iii) Abacus Direct Corporation Unaudited Consolidated Statements of Cash Flows for the nine months ended September 30, 1999 and 1998; and

                 (vi) Notes to Unaudited Consolidated Financial Statements.



        (b) Pro Forma Financial Information

              The following appear as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated into this document by reference:

                  (i) DoubleClick Unaudited Pro Forma Condensed Combined Statement of Operations for the Year ended December 31, 1998;

                  (ii) DoubleClick Unaudited Pro Forma Condensed Combined Statement of Operations for the Year ended December 31, 1997;

                  (iii) DoubleClick Unaudited Pro Forma Condensed Combined Statement of Operations for the Year ended
                  December 31, 1996; and

                  (iv) Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

              The following appear as Exhibit 99.5 to this Current Report on Form 8-K/A and are incorporated into this document by reference:

                  (i) DoubleClick Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 1999;

                  (ii) DoubleClick Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months ended September 30, 1999;

                  (iii) DoubleClick Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months ended September 30, 1999;

                  (iv) DoubleClick Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months ended September 30, 1998;

                  (v) DoubleClick Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months ended September 30, 1998; and

                  (vi) Notes to Unaudited Pro Forma Condensed Combined Financial Statements.



        (c) Exhibits

            2.1 Agreement and Plan of Merger and Reorganization, dated as of June 13, 1999, among DoubleClick Inc., Atlanta Merger Corp. and Abacus Direct Corporation.

            23.1    Consent of Independent Accountants.

            99.1 Press release issued by the Company on November 23, 1999 announcing the completion of the Company's acquisition of Abacus Direct Corporation.

            99.2 Abacus Direct Corporation Audited Financial Statements for the period ended December 31, 1998.

            99.3 Abacus Direct Corporation Unaudited Financial Statements for the period ended September 30, 1999.

            99.4 Unaudited Pro Forma Condensed Combined Financial Statements of the Company and Abacus for the years ended December 31, 1998, 1997 and 1996.

            99.5 Unaudited Pro Forma Condensed Combined Financial Statements of the Company and Abacus for the three month and nine month periods ending September 30, 1999 and 1998, including the pro forma balance sheet as of September 30, 1999.

            99.6 Press release issued by the Company on December 1, 1999 announcing the completion of the Company's acquisition of Opt-In Email.com.







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                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   DOUBLECLICK INC.
                                      ------------------------------------------

      January 7, 2000                          /s/ Stephen R. Collins
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              Date                        Name:  Stephen R. Collins
                                          Title: Chief Financial Officer







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                                  EXHIBIT INDEX



       Exhibits

            2.1 Agreement and Plan of Merger and Reorganization, dated as of June 13, 1999, among DoubleClick Inc., Atlanta Merger Corp. and Abacus Direct Corporation.

            23.1    Consent of Independent Accountants.

            99.1 Press release issued by the Company on November 23, 1999 announcing the completion of the Company's acquisition of Abacus Direct Corporation.

            99.2 Abacus Direct Corporation Audited Financial Statements for the period ended December 31, 1998.

            99.3 Abacus Direct Corporation Unaudited Financial Statements for the period ended September 30, 1999.

            99.4 Unaudited Pro Forma Condensed Combined Financial Statements of the Company and Abacus for the years ended December 31, 1998, 1997 and 1996.

            99.5 Unaudited Pro Forma Condensed Combined Financial Statements of the Company and Abacus for the three month and nine month periods ending September 30, 1999 and 1998, including the pro forma balance sheet as of September 30, 1999.

            99.6 Press release issued by the Company on December 1, 1999 announcing the completion of the Company's acquisition of Opt-In Email.com.